Exhibit 10.1.5

EXECUTION VERSION

PNG COMPANIES LLC

SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of July 14, 2017

Re: $50,000,000 3.58% Series 2017-A Senior Secured Notes due July 14, 2024

PNG COMPANIES LLC

375 North Shore Drive, Suite 600

Pittsburgh, PA 15212

Dated as of

July 14, 2017

To the Purchasers listed in

  the attached Schedule A hereto

Ladies and Gentlemen:

This Second Supplement to Note Purchase Agreement (this “Second Supplement”) is between PNG COMPANIES LLC, a Delaware limited liability company (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by that certain First Amendment to Note Purchase Agreement dated as of August 10, 2011, that certain Second Amendment to Note Purchase Agreement dated as of August 22, 2013 and that certain First Supplement to the Note Purchase Agreement dated as of December 12, 2013 the “Note Purchase Agreement”) between the Company and the purchasers party thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 2.2(c)(2) of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchasers as follows:

1. The Company has authorized the issue and sale of $50,000,000 aggregate principal amount of its 3.58% Series 2017-A Senior Secured Notes due July 14, 2024 (the “Series 2017-A Notes”). The Series 2017-A Notes, together with the Series 2010-A Notes initially issued pursuant to the Note Purchase Agreement and the Series 2013-A Notes issued pursuant to the First Supplement to the Note Purchase Agreement dated as of December 12, 2013, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2017-A Notes shall be substantially in the form set out in Exhibit 1(a) hereto with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company will issue and sell to each Purchaser, at the Closing provided for in Section 3, and each Purchaser will purchase from the Company, Series 2017-A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A hereto at a price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

3. The sale and purchase of the Series 2017-A Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103 at 11:00 a.m. New York, New York time, at a closing (the “Closing”) on July 14, 2017 (the “Closing Date”). At the Closing, the Company will deliver to each Purchaser of the Series 2017-A Notes to be purchased by such Purchaser in the form of a single Series 2017-A Note (or such greater number of Series 2017-A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account designated by the Company in accordance with the funding instructions described in Section 4(m). If, at the Closing, the Company shall fail to tender such Series 2017-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Second Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Purchaser to purchase and pay for the Series 2017-A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the following conditions:

(a) Except as deemed modified or substituted and replaced by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be true and correct as of the Closing Date.

(b) The Company shall have performed and complied with all agreements and conditions contained in the Note Purchase Agreement as supplemented by the Second Supplement and the Security Documents required to be performed or complied with by it prior to or on the Closing Date, and after giving effect to the issue and sale of the Series 2017-A Notes (and the application of the proceeds thereof as contemplated by Section 5.14 of Exhibit A hereto), no Default or Event of Default shall have occurred and be continuing and no waiver of Default or Event of Default shall be in effect.

(c) The Company shall have delivered to such Purchaser:

(i) an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4(a), (b) and (l) have been fulfilled;

(ii) an Officer’s Certificate executed by a duly authorized Senior Financial Officer stating that such officer has reviewed the provisions of the Note Purchase Agreement (including this Second Supplement) and setting forth the information and computations (in sufficient detail) required to establish whether after giving effect to the issuance of the Series 2017-A Notes and after giving effect to the application of the proceeds thereof, the Company will be in compliance with the requirements of Sections 10.1, 10.2 and 10.3 of the Note Purchase Agreement on such date; and

(iii) a certificate of its Secretary, Assistant Secretary or other officer, dated the Closing Date, certifying as to the resolutions attached thereto and other limited liability company proceedings relating to the authorization, execution and delivery of the Series 2017-A Notes and this Second Supplement.

(d) Each Security Document shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof. The Company shall have delivered any certificates representing the issued and outstanding Capital Stock pledged under the Security Documents and instruments of assignment executed in blank to the Collateral Agent. Pursuant to the Security Documents, the Collateral Agent, for the equal and ratable benefit of the Purchasers, the other holders of Notes and the Lenders, shall have a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted to be prior pursuant to Section 10.4 of the Note Purchase Agreement). Such Purchaser shall have received the results of a recent Lien search with respect to the Company, and such search shall reveal no Liens on any of the assets of the Company except for Liens permitted by Section 10.4 of the Note Purchase Agreement or discharged on or prior to the Closing Date pursuant to documentation satisfactory to such Purchaser.

(e) Each Purchaser shall have become a party to the Intercreditor Agreement pursuant to a Joinder to Intercreditor Agreement in the form attached thereto.

(f) Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (i) from O’Melveny & Myers LLP, counsel for the Company, covering the matters set forth in Exhibit 4(f)(i) to this Second Supplement and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), (ii) from Post & Schell P.C., special Pennsylvania counsel for the Company, covering the matters set forth in Exhibit 4(f)(ii) to this Second Supplement and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), and (iii) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4(f)(iii) to this Second Supplement and covering such other matters incident to such transactions as such Purchaser may reasonably request.

(g) On the Closing Date, such Purchaser’s purchase of the Series 2017-A Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

(h) Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2017-A Notes to be purchased by it at the Closing as specified in Schedule A to this Second Supplement.

(i) Without limiting the provisions of Section 15.1 of the Note Purchase Agreement, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of special counsel to the Purchasers referred to in Section 4(f)(iii) to the extent reflected in a statement of such counsel rendered to the Company at least two Business Days prior to the date of the Closing.

(j) A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Series 2017-A Notes.

(k) All consents, authorizations and approvals (including, without limitation, shareholders’ consents) from, and all declarations, filings and registrations with, all Governmental Authorities or third parties that are necessary in connection with the issuance and sale of the Series 2017-A Notes and the other transactions contemplated hereby shall have been obtained, or made, and remain in full force and effect and final and all periods for appeal and rehearing by third parties have expired and all conditions contained therein which are to be fulfilled prior to the issuance and sale of the Series 2017-A Notes have been fulfilled, free of any term, condition, restriction, imposed liability that is or any other provisions that are materially adverse to the operations and business of the Company or any of its Subsidiaries. Such Purchaser shall have received copies of any such consents, authorizations, declarations, filings and registrations referenced to in the preceding sentence, including without limitation, those issued by federal, Commonwealth of Pennsylvania and State of West Virginia Governmental Authorities.

(l) The Company shall not have changed its jurisdiction of formation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 to this Second Supplement.

(m) At least three Business Days prior to the date of Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of funds and setting forth (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for the Series 2017-A Notes is to be deposited and (iv) the name and telephone number of the account representative responsible for verifying receipt of such funds.

(n) Such Purchaser shall have received a copy of letters from at least two Rating Agencies reaffirming that, immediately after giving effect to the issuance of the Series 2017-A Notes, the Notes (including the Series 2017-A Notes) shall be rated at least the same rating as the Notes were rated immediately prior to such issuance.

(o) The Note Purchase Agreement shall not have been amended, waived or otherwise modified subsequent to December 12, 2013 except for amendments, waivers or modifications which are reasonably acceptable to such Purchaser.

(p) The Company shall have delivered to each holder of Series 2010-A Notes and each holder of Series 2013-A Notes (i) a copy of the Officer’s Certificate referenced in clause (c)(ii) above and (ii) the ratings reaffirmation letters referenced in clause (n) above.

5. The following provisions shall apply to the Series 2017-A Notes:

(a) Required Prepayments for the Series 2017-A Notes. As provided therein, the Series 2017-A Notes shall not be subject to any required prepayments and the entire unpaid principal amount of each Series 2017-A Note shall be due and payable on the stated maturity date thereof.

(b) Default Rate for the Series 2017-A Notes. “Default Rate” shall mean, with respect to any Series 2017-A Note, that rate of interest that is the greater of (1) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of such Series 2017-A Note or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate.

(c) Make-Whole Amount and Modified Make-Whole Amount for the Series 2017-A Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” shall mean, with respect to any Series 2017-A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2017-A Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. For the purposes of determining the Make-Whole Amount and Modified Make-Whole Amount, the following terms have the following meanings:

“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.8 of the Note Purchase Agreement shall mean 1.00% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose shall mean 0.50% (50 basis points).

“Called Principal” shall mean, with respect to any Series 2017-A Note, the principal of such Series 2017-A Note that is to be prepaid pursuant to Section 8.2 or Section 8.8 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

“Discounted Value” shall mean, with respect to the Called Principal of any Series 2017-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series 2017-A Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” shall mean, with respect to the Called Principal of any Series 2017-A Note, the Applicable Percentage over the yield to maturity implied by (a) the “Ask-Side(s)” yields reported as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (a) or clause (b), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the applicable actively traded on the run U.S. Treasury Security with the maturity closest to and greater than such Remaining Average Life and (ii) the applicable actively traded on the run U.S. Treasury Security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Series 2017-A Note.

“Remaining Average Life” shall mean, with respect to any Called Principal of any Series 2017-A Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Series 2017-A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2017-A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, Section 8.8 or Section 12.1 of the Note Purchase Agreement.

“Settlement Date” shall mean, with respect to the Called Principal of any Series 2017-A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.8 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct as of the Closing Date with respect to the purchase of the Series 2017-A Notes by such Purchaser with the same force and effect as if each reference to “Series 2010-A Notes” contained therein was modified to refer to the “Series 2017-A Notes”.

7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as supplemented by this Second Supplement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

8. All references in the Note Purchase Agreement and all other instruments, documents and agreements relating to, or entered into in connection with the foregoing documents and agreements, to the Note Purchase Agreement shall be deemed to refer to the Note Purchase Agreement, as supplemented by this Second Supplement.

9. Except as expressly supplemented by this Second Supplement, all terms and provisions of the Note Purchase Agreement remain unchanged and continue, unabated, in full force and effect and the Company hereby reaffirms its obligations and liabilities under the Note Purchase Agreement.

10. This Second Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

11. Any provision of this Second Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

12. All covenants and other agreements contained in this Second Supplement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

13. This Second Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

The execution hereof shall constitute a contract between the Company and the Purchasers for the uses and purposes hereinabove set forth.

PNG COMPANIES LLC

By	/s/ Preston Poljak
	Name:	Preston Poljak
	Title:	Senior Vice President and Chief Financial Officer

Accepted as of July 14, 2017

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By: PGIM, Inc., as investment manager

By:	/s/ BL
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager

By: PGIM, Inc., as Sub-Adviser

By:	/s/ BL
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ BL
Vice President

PURCHASER SCHEDULE

PNG Companies LLC

3.58% Series 2017-A Senior Secured Notes due 2024

Intentionally left blank.

Purchaser Schedules

(to Second Supplement to Note Purchase Agreement)

SCHEDULE 5.4

Subsidiaries

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
Peoples Natural Gas Company LLC	Pennsylvania	100%

Directors:

1.  Morgan O’Brien

2.  Christopher Kinney

3.  Dennis Mahoney

4.  John McGuire

5.  James Mahoney

6.  Victor Roque

Senior Officers:

1.  Morgan O’Brien, President and Chief Executive Officer

2.  Ruth A. DeLost-Wylie, Senior Vice President and Chief Administrative Officer

3.  Joseph A. Gregorini, Senior Vice President & Chief Operating Officer

4.  Preston D. Poljak, Senior Vice President and Chief Financial Officer

5.  John J. Luke, Vice President, General Counsel & Secretary

6.  Paul Becker, Vice President, Construction

7.  Edward Palumbo, Vice President, Reliability

8.  Judi Stemmler, Vice President, Human Resources

SCHEDULE 5.4

(to Second Supplement to Note Purchase Agreement)

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
			9. Lynda Petrichevich, Vice President Rates & Regulatory Affairs 10. Thomas Butler, Vice President, Strategic Planning 11. Luke Ravenstahl, Vice President, Business Development

Peoples Gas KY LLC	Kentucky	100%

Senior Officers:

1.  Morgan O’Brien, President and Chief Executive Officer

2.  Ruth A. DeLost-Wylie, Senior Vice President and Chief Administrative Officer

3.  Joseph A. Gregorini, Senior Vice President & Chief Operating Officer

4.  Preston D. Poljak, Senior Vice President and Chief Financial Officer

5.  John J. Luke, Vice President, General Counsel & Secretary

6.  Paul Becker, Vice President, Construction

7.  Edward Palumbo, Vice President, Reliability

8.  Judi Stemmler, Vice President, Human Resources

S-5.4 - 2

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
			9. Lynda Petrichevich, Vice President Rates & Regulatory Affairs 10. Thomas Butler, Vice President, Strategic Planning 11. Luke Ravenstahl, Vice President, Business Development

Peoples Gas WV LLC	West Virginia	100%

Senior Officers:

1.  Morgan O’Brien, President and Chief Executive Officer

2.  Ruth A. DeLost-Wylie, Senior Vice President and Chief Administrative Officer

3.  Joseph A. Gregorini, Senior Vice President & Chief Operating Officer

4.  Preston D. Poljak, Senior Vice President and Chief Financial Officer

5.  John J. Luke, Vice President, General Counsel & Secretary

6.  Paul Becker, Vice President, Construction

7.  Edward Palumbo, Vice President, Reliability

8.  Judi Stemmler, Vice President, Human Resources

S-5.4 - 3

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
			9. Lynda Petrichevich, Vice President Rates & Regulatory Affairs 10. Thomas Butler, Vice President, Strategic Planning 11. Luke Ravenstahl, Vice President, Business Development

PNG Gathering LLC	Delaware	100%

Senior Officers:

1.  Morgan O’Brien, President and Chief Executive Officer

2.  Ruth A. DeLost-Wylie, Senior Vice President and Chief Administrative Officer

3.  Joseph A. Gregorini, Senior Vice President & Chief Operating Officer

4.  Preston D. Poljak, Senior Vice President and Chief Financial Officer

5.  John J. Luke, Vice President, General Counsel & Secretary

6.  Paul Becker, Vice President, Construction

7.  Edward Palumbo, Vice President, Reliability

8.  Judi Stemmler, Vice President, Human Resources

S-5.4 - 4

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
			9. Lynda Petrichevich, Vice President Rates & Regulatory Affairs 10. Thomas Butler, Vice President, Strategic Planning 11. Luke Ravenstahl, Vice President, Business Development

Peoples Homeworks LLC	Delaware	100%

Senior Officers:

1.  Morgan O’Brien, President and Chief Executive Officer

2.  Ruth A. DeLost-Wylie, Senior Vice President and Chief Administrative Officer

3.  Joseph A. Gregorini, Senior Vice President & Chief Operating Officer

4.  Preston D. Poljak, Senior Vice President and Chief Financial Officer

5.  John J. Luke, Vice President, General Counsel & Secretary

6.  Paul Becker, Vice President, Construction

7.  Edward Palumbo, Vice President, Reliability

8.  Judi Stemmler, Vice President, Human Resources

S-5.4 - 5

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
9. Lynda Petrichevich, Vice President Rates & Regulatory Affairs 10. Thomas Butler, Vice President, Strategic Planning 11. Luke Ravenstahl, Vice President, Business Development

S-5.4 - 6

SCHEDULE 5.5

Financial Statements

1.	Audited financial statements of the Company for the fiscal years ended (i) December 31, 2015 and (ii) December 31, 2016.

2.	Unaudited financial statement of the Company for the quarter ended March 31, 2017.

SCHEDULE 5.5

(to Second Supplement to Note Purchase Agreement)

SCHEDULE 5.15

Indebtedness

1.

The Company is obligated to make certain loan principal and interest payments pursuant to the Credit Agreement, dated as of February 19, 2015, among the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A, as administrative agent, as amended by that certain First Amendment dated as of June 27, 2017.

a.	Principal Amount Outstanding: $125,000,000

b.

Collateral: All collateral described in that certain Amended and Restated Security and Pledge Agreement, dated as of February 26, 2010 by and between the Company and JPMorgan Chase Bank, N.A., as successor collateral agent, as amended by Amendment No. 1, dated as of August 10, 2011.

2.

The Company is obligated to make certain loan principal and interest payments pursuant to the Credit Agreement, dated as of February 23, 2017, among the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A, as administrative agent, as amended by that certain First Amendment dated as of June 27, 2017.

a.	Principal Amount Outstanding: $105,000,000

b.

Collateral: All collateral described in that certain Amended and Restated Security and Pledge Agreement, dated as of February 26, 2010 by and between the Company and JPMorgan Chase Bank, N.A., as successor collateral agent, as amended by Amendment No. 1, dated as of August 10, 2011.

3.

The Company is obligated to make certain loan principal and interest payments pursuant to the Second Amended and Restated Credit Agreement, dated as of June 8, 2017, among the Company, the several banks and financial institutions parties thereto, PNC Bank, National Association, MUFG Union Bank, N.A. and Wells Fargo Bank, National Association, as syndication agents, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, MUFG and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners and JPMorgan Chase Bank, N.A., as administrative agent.

a.	Principal Amount Outstanding: $49,000,000 as of July 12, 2017

b.

Collateral: All collateral described in that certain Amended and Restated Security and Pledge Agreement, dated as of February 26, 2010 by and between the Company and JPMorgan Chase Bank, N.A., as successor collateral agent, as amended by Amendment No. 1, dated as of August 10, 2011.

c.	Letters of Credit Outstanding: Those certain letters of credit listed on Appendix A.

4.

Note Purchase Agreement, dated as of February 26, 2010, between the Company and the Purchasers, as amended by Amendment No. 1, dated August 10, 2011 and Amendment No. 2, dated August 23, 2013, as supplemented by that First Supplement dated as of December 12, 2013 and the outstanding notes issued thereunder.

a.	Principal Amount Outstanding: $595,000,000

b.

Collateral: All collateral described in that certain Amended and Restated Security and Pledge Agreement, dated as of February 26, 2010 by and between the Company and JPMorgan Chase Bank, N.A., as successor collateral agent, as amended by Amendment No. 1, dated as of August 10, 2011.

SCHEDULE 5.15

(to Second Supplement to Note Purchase Agreement)

5.

The Company has certain obligations with respect to (i) that certain Commercial Surety General Indemnity Agreements, dated as of August, 2011, between the Company, as Principal, and RLI Insurance Company, as Surety, and (ii) the surety bonds listed on Appendix B.

a.	Principal Amount Outstanding: N/A

b.	Collateral: None.

6.

Second Amended and Restated Credit Agreement, dated as of June 8, 2017, among LDC Holdings LLC, as the borrower, the several banks and other financial institutions or entities from time to time parties thereto as lenders, PNC Bank, National Association, MUFG Union Bank, N.A. and Wells Fargo Bank, National Association, as syndication agents and JPMorgan Chase Bank, N.A., as administrative agent.

7.

Amended and Restated Limited Liability Company Agreement of the Company, dated as of January 27, 2010, as amended by the First Amendment to the Amended Restated Limited Liability Company Agreement of PNG Companies LLC, dated as of August 10, 2011.

S-5.15 - 2

Appendix A

LOC Number	Obligor	Issuer	Beneficiary	Issue Date	Expiration Date	Amount	Auto-renewal?	Cancellation Notice
CPCS-946065	PNG Companies	JPMorganChase	Zurich American Insurance Company	8/10/2011	8/10/2017	$1,545,020.00	Yes - 1 year	30 days
CPCS-381130	PNG Companies	JPMorganChase	Zurich American Insurance Company	10/23/2012	10/19/2017	$191,242.00	Yes - 1 year	30 days
CPCS-770103	PNG Companies	JPMorganChase	Liberty Mutual Insurance Company	10/9/2013	10/8/2017	$318,000.00	Yes - 1 year	30 days
CPCS-827524	PNG Companies	JPMorganChase	Brickstreet Mutual Insurance Company	1/15/2014	1/10/2018	$1,402,200.00	Yes - 1 year	30 days

Total	—	—	—	—	—	$3,456,462.00	—	—

S-5.15 - 3

Peoples Natural Gas Company LLC			As of 3/31/2017
Bond No.	Entity	Bond Amount	Type	Obligee
1ST QUARTER	January 1, 2017 to March 31, 2017
CMS261748	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Westmont Borough, PA
CMS261747	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Parks Township, PA
CMS0279447	Peoples Natural Gas Company LLC	$5,000.00	Street Opening Bond	Borough of Baldwin
CMS0279448	Peoples Natural Gas Company LLC	$20,000.00	Road Opening Permit	North Huntingdon Township
CMS0279449	Peoples Natural Gas Company LLC	$50,000.00	Street Opening Bond	City of Lower Burrell, PA
CMS0279450	Peoples Natural Gas Company LLC	$25,000.00	Road Opening Bond	Town of McCandless
CMS0279451	Peoples Natural Gas Company LLC	$2,000.00	Street Opening Bond	Borough of Bridgeville, PA
CMS0279452	Peoples Natural Gas Company LLC	$5,000.00	Street Opening Bond	Borough of Ben Avon, PA
CMS0279454	Peoples Natural Gas Company LLC	$10,000.00	Street Opening Bond	Collier Township, PA
CMS261749	Peoples Natural Gas Company LLC	$1,000.00	License Or Permit Bond	Township of Harrison, PA
CMS261751	Peoples Natural Gas Company LLC	$35,000.00	Street Opening Bond	Borough of Wilkinsburg, PA
CMS0268598	Peoples Gas WV LLC	$75,000.00	License Or Permit Bond	State of West Virginia
CMS261750	Peoples Natural Gas Company LLC	$10,000.00	Street Opening Bond	Richland Township, PA
CMS0268601	Peoples Natural Gas Company LLC	$1,000.00	Street Opening Bond	Borough of McKeesport, PA
CMS261754	Peoples Natural Gas Company LLC	$10,000.00	Performance Bond	Ross Township, PA

S-5.15 - 4

CMS261753	Peoples Natural Gas Company LLC	$100,000.00	Gas Storage Lease Bond	Commonwealth of Pennsylvania
CMS261759	Peoples Natural Gas Company LLC	$3,000.00	License Or Permit Bond	City of Aliquippa, PA
CMS261771	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	City of New Kensington, PA
CMS261760	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Borough of Wilkinsburg, PA
CMS261761	Peoples Natural Gas Company LLC	$2,000.00	License Or Permit Bond	Township of Shaler, PA
CMS261762	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Borough of Fox Chapel, PA
CMS261763	Peoples Natural Gas Company LLC	$2,500.00	License Or Permit Bond	Township of Penn, PA
CMS261764	Peoples Natural Gas Company LLC	$2,500.00	License Or Permit Bond	The Borough of Irwin, PA
CMS261765	Peoples Natural Gas Company LLC	$1,000.00	License Or Permit Bond	The Borough of Edgewood, PA
CMS261766	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	City of Lower Burrell, PA
CMS261767	Peoples Natural Gas Company LLC	$25,000.00	License Or Permit Bond	Township of Hampton, PA
CMS261770	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Evans City Borough, PA
CMS261768	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Township of Moon, PA
CMS261769	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Township of Wilkins, PA
CMS0283536	Peoples Natural Gas Company LLC	$3,000.00	Street Opening Bond	Municipality of Murrysville, PA
CMS0283542	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-049-00435
CMS0283543	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-049-00439
CMS0323686	Peoples Natural Gas Company LLC	$22,550.00	Restoration Permit	Borough of Geistown
CMS0323688	Peoples Natural Gas Company LLC	$75,000.00	Blanket Bond	Avonmore Borough
CMS0323687	Peoples Natural Gas Company LLC	$75,000.00	Permit Bond	North Irwin Borough
		$635,550.00

S-5.15 - 5

2ND QUARTER	April 1, 2016 to June 30, 2016
CMS261778	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Municipality of Monroeville, PA
CMS261779	Peoples Natural Gas Company LLC	$10,000.00	Performance Bond	Commonwealth of PA, DOT
CMS261786	Peoples Natural Gas Company LLC	$40,000.00	License Or Permit Bond	Borough of Edgewood
CMS261781	Peoples Natural Gas Company LLC	$25,000.00	License Or Permit Bond	Washington Township, PA
CMS261782	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Borough of Manor, PA
CMS261783	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Boro of Ford Cliff, PA
CMS261789	Peoples Natural Gas Company LLC	$12,500.00	Road Opening Bond	The Borough of Plum, PA
CMS0268616	Peoples Natural Gas Company LLC	$3,000.00	Streep Opening Bond	The Borough of East Pittsburgh, PA
CMS261788	Peoples Natural Gas Company LLC	$50,000.00	License Or Permit Bond	Hempfield Township, PA
CMS261790	Peoples Natural Gas Company LLC	$25,000.00	License Or Permit Bond	Township of McCandless, PA
CMS0264997	Peoples Natural Gas Company LLC	$5,000.00	Streep Opening Bond	Borough of Fox Chapel
CMS261791	Peoples Natural Gas Company LLC	$75,000.00	License Or Permit Bond	City of Pittsburgh, PA
CMS0268619	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Borough of Oakmont, PA
CMS261792	Peoples Natural Gas Company LLC	$10,000.00	Performance Bond	Commonwealth of PA, DOT
CMS0283539	Peoples Natural Gas Company LLC	$5,000.00	Streep Opening Bond	Borough of Bradford Woods

S-5.15 - 6

CMS0283538	Peoples Natural Gas Company LLC	$10,000.00	Streep Opening Bond	Borough of Versailles
CMS0283555	Peoples Natural Gas Company LLC	$5,000.00	Streep Opening Bond	City of Grafton WV
CMS0283549	Peoples Natural Gas Company LLC	$25,000.00	Road Opening Bond	Borough of Ben Avon Heights
CMS0283553	Peoples Natural Gas Company LLC	$25,000.00	Permit Bond	Jackson Township
CMS0283556	Peoples Natural Gas Company LLC	$10,000.00	Permit Bond	Borough of Braddock Hills
CMS0283557	Peoples Natural Gas Company LLC	$35,000.00	Streep Opening Bond	Borough of Crafton
CMS0283558	Peoples Natural Gas Company LLC	$25,000.00	Road Opening Bond	Borough of East Pittsburgh
CMS0283566	Peoples Natural Gas Company LLC	$20,000.00	Streep Opening Bond	Borough of New Stanton
CMS0283550	Peoples Natural Gas Company LLC	$5,000.00	Streep Opening Bond	Borough of Homestead
CMS0283554	Peoples Natural Gas Company LLC	$10,000.00	Road Opening Bond	Township of Washington
CMS0283567	Peoples Natural Gas Company LLC	$2,500.00	Fuel Tax Bond	Pennsylvania Dept of Revenue
CMS02869661	Peoples Natural Gas Company LLC	$2,500.00	Alt Fuel Tax Bond	Pennsylvania Dept of Revenue
CMS0289672	Peoples Gas WV LLC	$75,000.00	District 7 Maintenance	State of West Virginia
CMS0289671	Peoples Gas WV LLC	$75,000.00	District 6 Maintenance	State of West Virginia
		$610,500.00

S-5.15 - 7

3RD QUARTER	July 1, 2016 to September 30, 2016
CMS0264954	Peoples Natural Gas Company LLC	$10,000.00	Road Use Bond	Township of North Fayette, PA
CMS241837	Peoples Natural Gas Company LLC	$3,500,000.00	Workers’ Compensation Bond	Commonwealth of PA, Dept of Labor
CMS0264955	Peoples Natural Gas Company LLC	$5,000.00	Performance Bond	Borough of Zelienople, PA
CMS0264956	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Swissvale Borough, PA
CMS261717	Peoples Natural Gas Company LLC	$20,000.00	License Or Permit Bond	Municipality of Penn Hills, PA
CMS261706	Peoples Natural Gas Company LLC	$50,000.00	License Or Permit Bond	South Park Township, PA
CMS261707	Peoples Natural Gas Company LLC	$2,000.00	License Or Permit Bond	South Park Township, PA
CMS261708	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Ohioville Township, PA
CMS261710	Peoples Natural Gas Company LLC	$500,000.00	Highway Restoration and Maintenance Bond	Commonwealth of PA, DOT
CMS0268621	Peoples Natural Gas Company LLC	$2,000.00	Permit Bond (Street Opening)	Elizabeth Township
CMS0279425	Peoples Natural Gas Company LLC	$25,000.00	Permit Bond (Street Opening)	Borough of Canonsburg
CMS0279426	Peoples Natural Gas Company LLC	$2,000.00	Street Openings Bond	Municipality of Mt. Lebanon
CMS0279427	Peoples Natural Gas Company LLC	$10,000.00	Street Openings Bond	Borough of Sharpsburg
CMS0279428	Peoples Natural Gas Company LLC	$15,000.00	Street Openings Bond	Swickly Hills Borough
CMS0279429	Peoples Natural Gas Company LLC	$20,000.00	Street Openings Bond	Borough of Carnegie
CMS0279430	Peoples Natural Gas Company LLC	$10,000.00	Road Opening Permit	Borough of Port Vue
CMS0279431	Peoples Natural Gas Company LLC	$10,000.00	Street Openings Bond	Borough of Tarentum
CMS0279432	Peoples Natural Gas Company LLC	$5,000.00	Street Openings Bond	City of Fairmont
CMS0279433	Peoples Natural Gas Company LLC	$5,000.00	Street Openings Bond	Franklin Township
CMS0279434	Peoples Natural Gas Company LLC	$100,000.00	Street Obstruction Bond	Township of Robinson

S-5.15 - 8

CMS0279435	Peoples Natural Gas Company LLC	$3,000.00	Street Obstruction Bond	Stowe Township
CMS0279436	Peoples Natural Gas Company LLC	$10,000.00	Street Openings Bond	Borough of Rosslyn
CMS0279437	Peoples Natural Gas Company LLC	$2,000.00	Street Openings Bond	Borough of Whitaker
CMS0285591	Peoples Natural Gas Company LLC	$15,375.00	Road Bond	Jefferson Township
CMS0285580	Peoples Natural Gas Company LLC	$100,000.00	Street Opening Bond	Borough of Bellevue
CMS0283551	Peoples Natural Gas Company LLC	$10,000.00	Street Opening Bond	Township of Kilbuck
CMS285581	Peoples Natural Gas Company LLC	$5,000.00	License Bond for Registration and Gas Lince Excavation	South Park Township
CMS0285582	Peoples Natural Gas Company LLC	$50,000.00	Street Opening Bond	Borough of Greentree
CMS0285583	Peoples Natural Gas Company LLC	$5,000.00	Street Opening Bond	City of New Kensington
CMS0285584	Peoples Natural Gas Company LLC	$10,000.00	Street Opening Bond	Borough of Trafford
CMS0285585	Peoples Natural Gas Company LLC	$5,000.00	Street Opening Bond	Borough of Etna
CMS0285587	Peoples Natural Gas Company LLC	$5,000.00	Street Opening Bond	Borough of Springdale
CMS0285586	Peoples Natural Gas Company LLC	$25,000.00	Street Opening Bond	Borough of Pleasant Hills
CMS0289688	Peoples Natural Gas Company LLC	$35,000.00	Performance Bond	Peters Township
CMS0289689	Peoples Natural Gas Company LLC	$5,000.00	Permit Bond (Street Opening)	North Apollo Borough
CMS0289692	Peoples Natural Gas Company LLC	$74,900.00	Permit Bond (Street Opening)	Center Township
		$4,666,275.00

S-5.15 - 9

4TH QUARTER	October 1, 2016 to December 31, 2016
CMS261723	Peoples Natural Gas Company LLC	$50,000.00	Road Bond	Vandergrift Borough
CMS0264976	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Harmar Township
CMS0279422	Peoples Natural Gas Company LLC	$6,000.00	License Or Permit Bond	Carroll Township
CMS0279455	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Borough of Brackenridge
CMS0279456	Peoples Natural Gas Company LLC	$5,000.00	License Or Permit Bond	Borough of Munhall
CMS0279457	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Municipality of Monroeville
CMS261725	Peoples Natural Gas Company LLC	$25,000.00	License Or Permit Bond	Forest Hills Borough, PA
CMS261724	Peoples Natural Gas Company LLC	$10,000.00	License Or Permit Bond	Borough of North Belle Vernon, PA
CMS261744	Peoples Natural Gas Company LLC	$1,500.00	Street Opening Bond	Hopewell Township, PA
CMS261741	Peoples Natural Gas Company LLC	$50,000.00	License Or Permit Bond	Ford City Borough, PA
CMS261740	Peoples Natural Gas Company LLC	$10,000.00	Performance Bond	Rostraver Township, PA
CMS0279445	Peoples Natural Gas Company LLC	$1,250.00	Road Restoration Bond	North Fayette Township
CMS0283541	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-033-01669
CMS0283544	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-049-00444
CMS0283545	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-049-00445
CMS0283546	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-049-00632
CMS0283547	Peoples Gas WV LLC	$5,000.00	Oil & Gas Bond for Well	Well #47-061-00429
CMS0285606	Peoples Natural Gas Company LLC	$50,000.00	Performance Bond	PennDot

S-5.15 - 10

CMS261742	Peoples Natural Gas Company LLC	$50,000.00	Road Opening Permit Bond	City of Greensburg, PA
CMS0323680	Peoples Natural Gas Company LLC	$50,000.00	Condemnation Bond	Commonwealth of PA
CMS0323679	Peoples Natural Gas Company LLC	$4,000.00	Road Maitenance	Harmar Township
		$367,750.00
	Grand Total 2016	$6,280,075.00

S-5.15 - 11

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that, except as hereinafter deemed modified or substituted and replaced pursuant to this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the Closing Date. For purposes of the representation and warranty set forth above, (a) each reference to “Series 2010-A Notes” set forth in Section 5 of the Note Purchase Agreement shall be deemed modified to refer to “Series 2017-A Notes,” each reference to “this Agreement” set forth in Section 5 of the Note Purchase Agreement shall be deemed modified to refer to “the Note Purchase Agreement as supplemented by the Second Supplement” and each reference to “the Purchasers” set forth in Section 5 of the Note Purchase Agreement shall be deemed modified to refer to “the institutional investors named on Schedule A to the Second Supplement”, (b) each reference to “Schedule 5.4” in Sections 5.4(b), 5.4(c) and 5.4(d) of the Note Purchase Agreement shall be deemed modified to refer to “Schedule 5.4 to the Second Supplement” and (c) the corresponding sections of Section 5 of the Note Purchase Agreement are hereby substituted and replaced by the following:

Section 5.3 Disclosure. This Agreement and the documents, certificates or other writings delivered to the Purchasers and the financial statements listed in Schedule 5.5 to the Second Supplement, delivered to the Purchasers by or on behalf of the Company (this Agreement, and such documents, certificates or other writings, the Second Supplement and such financial statements delivered to each Purchaser prior to May 15, 2017 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made, it being recognized by the holders of Notes that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. Except as disclosed in the Disclosure Documents, since December 31, 2016, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4 Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the Second Supplement contains (except as noted therein) complete and correct lists (1) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary and (2) of Company’s directors and senior officers.

EXHIBIT A

(to Second Supplement to Note Purchase Agreement)

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 to the Second Supplement. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule 5.5 and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.12 Compliance with ERISA.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multi-employer Plans), determined as of the end of such Plan’s most recently ended plan year in such Plan’s most recent actuarial valuation report on the basis of the actuarial assumptions specified for funding purposes in such report, did not exceed the aggregate value of the assets of such Plan as reflected in such Plan’s most recent actuarial valuation report allocable to such benefit liabilities as reflected in such Plan’s most recent actuarial valuation report by more than $50,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.

Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2017-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2017-A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2017-A Notes to refinance existing Indebtedness and for other general limited liability company purposes. No part of the proceeds from the sale of the Series 2017-A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

E-A-2

Section 5.15 Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 to the Second Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of July 12, 2017 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guarantee Obligations relating thereto, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15 to the Second Supplement, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

Section 5.16 Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

E-A-3

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

As used in this Section 5.16, the following terms shall be defined as follows:

“Anti-Corruption Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” shall mean (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” shall mean (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

E-A-4

“State Sanctions List” shall mean a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“U.S. Economic Sanctions Laws” shall mean those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or the ICC Termination Act of 1995, as amended. Neither the Company nor any Subsidiary is subject to regulation under federal or state law as a public utility except that (i) Peoples is subject to regulation as a public utility under Pennsylvania law and by the Pennsylvania Public Service Commission, (ii) Peoples KY LLC, a Kentucky limited liability company, is subject to regulation by the Kentucky Public Service Commission and (iii) Peoples WV LLC, a West Virginia limited liability company, is subject to regulation by the Public Service Commission of West Virginia. The Company and its Subsidiaries have complied and are in compliance with (a) all applicable state utility laws, regulations and orders and (b) any other federal or state laws, regulations and orders applicable to it as a public utility or gas utility, except in each case for instances of noncompliance that, individually and in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

Section 5.21 Solvency. The Company is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

E-A-5

FORM OF SERIES 2017-A NOTE

PNG COMPANIES LLC

3.58% Series 2017-A Senior Secured Note due July 14, 2024

No. R2017-A _______	July 14, 2017
$__________	PPN 73020* AG8

FOR VALUE RECEIVED, the undersigned, PNG COMPANIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein called the “Company”), hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS (or so much thereof as shall not have been prepaid) on July 14, 2024, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.58% per annum from the date hereof, payable semiannually, on the 14th day of July and January in each year, commencing with the July 14 or January 14 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (1) 5.58% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal offices of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series 2017-A Senior Secured Notes (herein called the “Notes”) issued pursuant to the Second Supplement dated as of July 14, 2017 (the “Supplement”) which supplements that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by that certain First Amendment to Note Purchase Agreement dated as of August 10, 2011, that certain Second Amendment to Note Purchase Agreement dated as of August 22, 2013 and that certain First Supplement dated as of December 12, 2013 and as from time to time further amended, supplemented or otherwise modified, the “Note Purchase Agreement”), originally between the Company and the respective Purchasers named therein and is entitled to the benefits of the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1(a)

(to Second Supplement to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and/or the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PNG COMPANIES LLC

By
Name:
Title:

E-1(a)-2

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

To be provided to the Purchasers only.

EXHIBIT 4(f)(i)

(to Second Supplement to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL PENNSYLVANIA COUNSEL

TO THE COMPANY

To be provided to the Purchasers only.

EXHIBIT 4(f)(ii)

(to Second Supplement to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

To be provided to the Purchasers only.

EXHIBIT 4(f)(iii)

(to Second Supplement to Note Purchase Agreement)